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                         [ICON FUNDS(R) LOGO]

             SUPPLEMENT DATED JULY 14, 2006 TO ICON FUNDS
                CLASS A PROSPECTUS DATED JUNE 1, 2006

The ICON Funds Class A Prospectus (the "Prospectus") is hereby amended as follows:

The Financial Highlights on page 71 of the Prospectus related to the ICON Asia-Pacific Region Fund - Class S is amended by replacing the "Ratio of expenses to average net assets" under the "Period Ended March 31, 2006 (unaudited)" column, with the following:

    Ratio of expenses to average net assets                     1.48%

                             *   *   *   *

    SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




537601
I-127-A(SUPP)